Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                          PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                              By:  /s/ Scott Emerson Lybbert
                              Name: Scott Emerson Lybbert
                              Title: Chief Executive Officer





I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                              By: /s/ Scott Emerson Lybbert
                              Name: Scott Emerson Lybbert
                              Title: Chief Financial Officer